                                  EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of K-Fed Bancorp (the "Company") on Form 10-K for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel A. Cano, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this annual report on Form 10-K that:

        3. The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

        4. The information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.



Date:   September 15, 2004                      /s/ Daniel A. Cano
                                                --------------------------------
                                                Daniel A. Cano
                                                Chief Financial Officer